SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2004

(Exact name of registrant as specified in its charter)

Kentucky	0-1469	61-0156015
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

700 Central Avenue, Louisville, KY 40208
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

CHURCHILL DOWNS INCORPORATED

INDEX

Item 7.	Financial Statements and Exhibits
Exhibit 99.1 - Press release dated July 6, 2004
Item 9.	Regulation FD Disclosure
The registrant's press release dated July 6, 2004, reporting its Churchill Downs' 2004 "Spring Meet Of Champions" wagering and attendance results, is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein. This information is being furnished to the U.S. Securities and Exchange Commission pursuant to Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHURCHILL DOWNS INCORPORATED
July 7, 2004	/s/Michael E. Miller Michael E. Miller Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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